AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 18, 1997

                           REGISTRATION NO. 333-14935




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933



                         AMERICAN FINANCIAL GROUP, INC.,
                FORMERLY AMERICAN FINANCIAL GROUP HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)



                    OHIO                                      31-1544320
   (State or other jurisdiction of                          (IRS Employer
   incorporation or organization)                      Identification Number)


                             ONE EAST FOURTH STREET
                             CINCINNATI, OHIO 45202
                                 (513) 579-2121
          (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                             James C. Kennedy, Esq.
                         American Financial Group, Inc.
                           9th Floor, Provident Tower
                             One East Fourth Street
                             Cincinnati, Ohio 45202
                                 (513) 579-2121
                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

This Post-Effective Amendment is being filed pursuant to Rule 414 under the Securities Act of 1933 by American Financial Group, Inc., an Ohio corporation (formerly known as American Financial Group Holdings, Inc.)(this successor corporation is referred to in this Explanatory Note as "New AFG").

On December 2, 1997, the shareholders of AFC Holdings Company (formerly known as American Financial Group, Inc.) (formerly known as American Premier Group, Inc.) (this predecessor corporation is referred to in this Explanatory Note as "Old AFG") voted to approve a reorganization pursuant to which Old AFG became a wholly-owned subsidiary of New AFG.

Pursuant to Rule 414(d) under the Securities Act of 1933, New AFG, as successor to Old AFG, hereby adopts this Registration Statement as its own registration statement for all purposes of the Securities Act of 1933 and the Securities Exchange Act of 1934.

The contents of this Registration Statement Number 333-14935, including each respective amendment thereto, are hereby incorporated herein by reference.

                                          SIGNATURES

        Pursuant to the requirements of the Securities Act, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Cincinnati, State of Ohio, as of the 18th day of December, 1997.

                                 AMERICAN FINANCIAL GROUP, INC.

                                 By: /S/ Carl H. Lindner
                                    ------------------------------------
                                        Carl H. Lindner
                                        Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 18th day of December, 1997.

Signature                                          Title


*---------------------------
Carl H. Lindner                                    Chairman of the Board


*---------------------------
Carl H. Lindner III                                Director


*---------------------------
Keith E. Lindner                                   Director


*---------------------------
S. Craig Lindner                                   Director


*---------------------------
Theodore H. Emmerich                               Director


*---------------------------
James E. Evans                                     Director

*---------------------------
William R. Martin                                  Director


 /S/ Fred J. Runk
-----------------------------                 Senior Vice President & Treasurer
Fred J. Runk                                   (Principal Financial Officer and
                                               Accounting Officer)


*By:  /S/ James C. Kennedy
-----------------------------
James C. Kennedy, Attorney-in-Fact